Exhibit 99.1

News Release

For Immediate Release

Jackson Hewitt Reports Fiscal 2011 First Quarter Results

Adjusted Net Loss of $0.65 Per Basic and Diluted Share

Implementation of New Strategic Plan Initiatives Progressing

PARSIPPANY, NJ – September 8, 2010 – Jackson Hewitt Tax Service Inc. (“Jackson Hewitt”) (NYSE: JTX) today reported financial results for the first quarter of fiscal 2011. Jackson Hewitt reported a net loss of $19.2 million, or $0.67 per basic and diluted share, versus a net loss of $21.8 million in the first quarter of fiscal 2010, or $0.76 per basic and diluted share. On an adjusted basis, Jackson Hewitt’s net loss in the 2011 first quarter was $18.7 million, or $0.65 per basic and diluted share, versus an adjusted net loss of $19.2 million, or $0.67 per basic and diluted share, in the year ago quarter. A schedule entitled Condensed Adjusted Results of Operations, which reconciles the reported and adjusted results, accompanies this earnings release.

Jackson Hewitt has historically generated less then 3% of its total annual revenues in each of the first two fiscal quarters due to the seasonal nature of the tax return preparation business. Additionally, Jackson Hewitt typically incurs a net loss during the first and second fiscal quarters.

Reported consolidated total revenues in the 2011 first quarter were $4.4 million, versus $5.0 million in the 2010 first quarter.

“We are continuing our efforts to achieve 100% RAL (refund anticipation loan) coverage for the 2011 tax season,” stated Harry W. Buckley, president and chief executive officer of Jackson Hewitt. “We are working closely with bank providers toward this end, particularly as they take into account the IRS decision to remove the debt indicator beginning in the upcoming tax season. We believe the IRS’s decision will likely cause hardship for millions of taxpayers seeking RALs due to fewer approvals, lower loan amounts and higher costs.”

“I’m pleased to report that we have completed negotiations with franchisee representatives in connection with the finalization of our new franchise agreement,” continued Buckley. “We will now begin the next step in this process, which is to roll out this new agreement to our entire franchisee base. We believe the new franchise agreement will provide the framework and incentives to help our franchise community achieve improved performance, which we expect will also add value to Jackson Hewitt.”

“As we cross the halfway point of our off-season preparations for the 2011 tax season, we are making good progress,” stated Buckley. “Most importantly, we are progressing well with the implementation of our new Strategic Plan, and continue to believe that solid execution of our plan, including optimizing the retail activities under our exclusive arrangement with Walmart, will result in improved operational and financial performance in the 2011 tax season.”

3 Sylvan Way, Parsippany, New Jersey 07054 Phone: 973.630.0821 Fax: 973.630.0812

www.jacksonhewitt.com

Franchise Operations

Reported revenues in the 2011 first quarter were $3.9 million, versus $4.5 million in the 2010 first quarter. The decreased revenues versus last year’s first quarter primarily resulted from lower financial product fees, reflecting a decline in Gold Guarantee® product sales. The majority of financial product fees earned in the first and second quarters of each year relate to sales of the Gold Guarantee® product from prior tax seasons that are amortized into revenue over the term of the contract. These product sales have been lower due to the reduction in related tax returns in recent years. Reported total expenses in the franchise segment were $14.5 million in the 2011 first quarter, versus $13.6 million in the 2010 first quarter. The year-over-year expense increase was primarily due to a higher provision for uncollectible receivables from franchisees, offset in part by lower marketing expenses and lower compensation-related costs in connection with the workforce restructuring that was completed in April 2010. In total, the reported loss before income taxes in franchise operations in the 2011 first quarter was $9.7 million, versus $8.5 million in the year ago quarter.

Company-Owned Offices Operations

Reported service revenues from operations in the company-owned offices segment were $0.5 million, versus $0.6 million in the year ago quarter. Reported total expenses in the 2011 first quarter were $8.3 million, versus $9.0 million in the 2010 first quarter, with the decline attributed primarily to lower compensation-related costs in connection with the workforce restructuring that was concluded in April 2010. In total, the reported loss before income taxes in company-owned offices operations in the 2011 first quarter decreased to $7.8 million, versus $8.4 million in the year ago quarter.

Corporate and Other

On a reported basis, the corporate and other loss before income taxes was $18.5 million in the 2011 first quarter, versus a reported loss before income taxes of $20.0 million in the 2010 first quarter. Total reported operating expenses in the 2011 first quarter were $8.1 million, versus total expenses of $15.0 million in the 2010 first quarter. The $6.9 million decline in reported operating expenses year-over-year reflects the absence of a pre-tax $4.3 million charge in connection with the departure of Jackson Hewitt’s former president and chief executive officer in June 2009 and recorded in the 2010 first quarter, as well as a $1.6 million decrease in external legal fees versus the year ago quarter. Reported pre-tax interest expense was $5.3 million higher in the 2011 first quarter than the year ago quarter primarily due to payment in kind (“PIK”) interest resulting from the Credit Agreement amendment that was completed on April 30, 2010.

Analyst Conference Call

Harry Buckley, president and chief executive officer, and Dan O’Brien, executive vice president and chief financial officer, will host an analyst conference call today, Wednesday, September 8, 2010, at 8:30 a.m. (EDT), to discuss the 2011 first quarter results and preparations for next tax season. Please visit the investor relations tab of Jackson Hewitt’s website, www.jacksonhewitt.com, at least 10 minutes prior to the beginning of the call in order to access the webcast. If you are unable to listen to the live webcast, a replay will be available on this website.

About Jackson Hewitt Tax Service Inc.

Jackson Hewitt Tax Service Inc. (NYSE: JTX), with more than 6,400 franchised and company-owned offices throughout the United States in the 2010 tax season, is an industry leader providing full service individual federal and state income tax return preparation. Most offices are independently owned and operated. Jackson Hewitt also offers Jackson Hewitt® Online, an online tax preparation product available at www.jacksonhewittonline.com. The company is based in Parsippany, New Jersey. More information may be obtained at www.jacksonhewitt.com. To locate the Jackson Hewitt Tax Service® office nearest to you, call 1-800-234-1040.

Forward-Looking Statements

This press release contains statements, including, without limitation, those statements related to Jackson Hewitt’s resolution of its RAL funding issue and the completion of a new franchise agreement renewal program, which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied in the forward-looking statements due to a number of factors, including but not limited to: Jackson Hewitt’s Jackson Hewitt’s ability to execute on its strategic plan and reverse its declining profitability; ability to improve Jackson Hewitt’s distribution system; government legislation and regulation of the tax return preparation industry and related financial products, including refund anticipation loans, and the failure by us, or the financial institutions which provide financial products to Jackson Hewitt’s customers, to comply with such legal and regulatory requirements; the success of Jackson Hewitt’s franchised offices; Jackson Hewitt’s customers’ ability to obtain financial products through Jackson Hewitt’s tax return preparation offices; changes in Jackson Hewitt’s relationship with Wal-Mart or other large retailers and shopping malls that could affect Jackson Hewitt’s growth and profitability; Jackson Hewitt’s compliance with credit facility covenants; compliance with the NYSE’s continued listing standards; Jackson Hewitt’s ability to continue to operate as a going concern; Jackson Hewitt’s ability to reduce its cost structure; Jackson Hewitt’s ability to successfully attract and retain key personnel; government initiatives that simplify tax return preparation or reduce the need for a third party tax return preparer, improve the timing and efficiency of processing tax returns or decrease the number of tax returns filed; delays in the passage of tax laws and their implementation; Jackson Hewitt’s responsibility to third parties, regulators or courts for the acts of, or failures to act by, Jackson Hewitt’s franchisees or their employees; the effectiveness of Jackson Hewitt’s tax return preparation compliance program; increased regulation of tax return preparers; Jackson Hewitt’s exposure to litigation; the failure of Jackson Hewitt’s insurance to cover all the risks associated with its business; Jackson Hewitt’s ability to protect its customers’ personal and financial information; the effectiveness of Jackson Hewitt’s marketing and advertising programs and franchisee support of these programs; the seasonality of Jackson Hewitt’s business; competition from tax return preparation service providers, volunteer organizations and the government; Jackson Hewitt’s reliance on technology systems and electronic communications to perform the core functions of its business; Jackson Hewitt’s ability to protect its intellectual property rights or defend against any third party allegations of infringement by us; Jackson Hewitt’s reliance on cash flow from subsidiaries; Jackson Hewitt’s exposure to increases in prevailing market interest rates; Jackson Hewitt’s quarterly results not being indicative of its performance as a result of tax season being relatively short and straddling two quarters; certain provisions that may hinder, delay or prevent third party takeovers; Jackson Hewitt’s ability to maintain an effective system of internal controls; impairment charges related to goodwill; the credit market crisis; and the effect of market conditions, general conditions in the tax return preparation industry or general economic conditions.

Additional information concerning these and other risks that could impact Jackson Hewitt’s business can be found in Jackson Hewitt’s Annual Report on Form 10-K/A for the fiscal year ended April 30, 2010, and other public filings with the Securities and Exchange Commission (“SEC”). Copies are available from the SEC or Jackson Hewitt’s website. Jackson Hewitt assumes no obligation, and Jackson Hewitt expressly disclaims any obligation, to update or alter any forward-looking statements.

Investor Relations and Media Relations Contact:

David G. Weselcouch

Vice President, Treasury and Investor Relations

973-630-0809

# # #

JACKSON HEWITT TAX SERVICE INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended July 31,
	2010	2009
Revenues
Franchise operations revenues:
Royalty	$587	$556
Marketing and advertising	258	245
Financial product fees	2,881	3,320
Other	163	336
Service revenues from company-owned office operations	533	588

Total revenues	4,422	5,045

Expenses
Cost of franchise operations	9,268	7,488
Marketing and advertising	2,372	3,015
Cost of company-owned office operations	6,562	6,996
Selling, general and administrative	9,460	16,726
Depreciation and amortization	3,316	3,325

Total expenses	30,978	37,550

Loss from operations	(26,556)	(32,505)
Other income/(expense):
Interest and other income	929	598
Interest expense	(10,371)	(5,029)

Loss before income taxes	(35,998)	(36,936)
Benefit from income taxes	16,804	15,096

Net loss	$(19,194)	$(21,840)

Loss per share:
Basic and Diluted	$(0.67)	$(0.76)

Weighted average shares outstanding:
Basic and Diluted	28,743	28,558

JACKSON HEWITT TAX SERVICE INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Dollars in thousands, except per share amounts)

	As of
	July 31, 2010	April 30, 2010
Assets
Current assets:
Cash and cash equivalents	$1,800	$10,846
Accounts receivable, net of allowance for doubtful accounts of $5,552 and $4,910, respectively	17,441	24,161
Notes receivable, net	5,078	5,827
Restricted cash	1,360	1,195
Prepaid expenses and other	13,190	17,447
Deferred income taxes	2,726	2,049

Total current assets	41,595	61,525

Property and equipment, net	23,459	24,575
Goodwill	148,873	148,873
Other intangible assets, net	86,780	87,125
Notes receivable, net	2,868	3,282
Other non-current assets, net	18,639	21,044

Total assets	$322,214	$346,424

Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable and accrued liabilities	$12,735	$16,519
Current portion of long-term debt	30,000	30,000
Income taxes payable	25,162	41,056
Deferred revenues	6,759	7,440

Total current liabilities	74,656	95,015

Long-term debt	260,637	244,000
Deferred income taxes	18,914	19,128
Other non-current liabilities	11,980	13,416

Total liabilities	366,187	371,559

Stockholders’ deficit:
Common stock, par value $0.01; Authorized: 200,000,000 shares; Issued: 39,753,757 and 39,508,562 shares, respectively	395	395
Additional paid-in capital	390,600	390,400
Retained deficit	(129,462)	(110,271)
Accumulated other comprehensive loss	(2,602)	(2,801)
Less: Treasury stock, at cost: 10,776,289 and 10,746,683 shares, respectively	(302,904)	(302,858)

Total stockholders’ deficit	(43,973)	(25,135)

Total liabilities and stockholders’ deficit	$322,214	$346,424

JACKSON HEWITT TAX SERVICE INC.

CONDENSED FRANCHISE RESULTS OF OPERATIONS

(Unaudited)

(In thousands)

	Three Months Ended July 31,
	2010	2009

Revenues
Royalty	$587	$556
Marketing and advertising	258	245
Financial product fees	2,881	3,320
Other	163	336

Total revenues	3,889	4,457

Expenses
Cost of operations	9,268	7,488
Marketing and advertising	2,305	2,919
Selling, general and administrative	556	851
Depreciation and amortization	2,359	2,293

Total expenses	14,488	13,551

Loss from operations	(10,599)	(9,094)
Other income/(expense):
Interest and other income	919	598

Loss before income taxes	$(9,680)	$(8,496)

JACKSON HEWITT TAX SERVICE INC.

CONDENSED COMPANY-OWNED OFFICE RESULTS OF OPERATIONS

(Unaudited)

(In thousands)

	Three Months Ended July 31,
	2010	2009

Revenues
Service revenues from operations	$533	$588

Expenses
Cost of operations	6,562	6,996
Marketing and advertising	67	96
Selling, general and administrative	763	895
Depreciation and amortization	957	1,032

Total expenses	8,349	9,019

Loss from operations	(7,816)	(8,431)

Loss before income taxes	$(7,816)	$(8,431)

JACKSON HEWITT TAX SERVICE INC.

CONDENSED CORPORATE AND OTHER

(Unaudited)

(In thousands)

	Three Months Ended July 31,
	2010	2009

Expenses (a)
General and administrative	$5,026	$4,983
Employee termination and related expenses	—	4,256
Consulting expenses	1,487	2,268
External legal fees	1,097	2,671
Share-based compensation	531	802

Total expenses	8,141	14,980

Loss from operations	(8,141)	(14,980)
Other income/(expense):
Interest and other income	10	—
Interest expense	(10,371)	(5,029)

Loss before income taxes	$(18,502)	$(20,009)

(a)	Included in selling, general and administrative in the Condensed Consolidated Statements of Operations.

JACKSON HEWITT TAX SERVICE INC.

CONDENSED ADJUSTED RESULTS OF OPERATIONS

(Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended July 31,
	2010	2009

Net Loss, as reported	$(19,194)	$(21,840)
Employee terminations and related expenses	—	4,285
Corporate advisory services	1,036	126
Adjustment to income taxes	(493)	(1,803)

Net loss, as adjusted	$(18,650)	$(19,232)

Loss per share, as reported
Basic and Diluted	$(0.67)	$(0.76)

Loss per share, as adjusted
Basic and Diluted	$(0.65)	$(0.67)

A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) in the United States of America. In the schedule presented above, the Company has included a comparison of such non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes the above presentation of net income (loss) and earnings (loss) per share on an “as adjusted” basis, which are non-GAAP financial measures, is necessary to reflect the impact of the transactions noted above in order to help investors compare, on an equivalent basis, the Company’s financial results for the current period presented to its financial results for the same period presented last year.